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EXHIBIT NO. 23.1

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' CONSENT

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 30, 2001 relating to the financial statements of Surequest Systems, Inc., which appears in Surequest Systems, Inc.'s Report on Form 10-KSB for the year ended December 31, 2000.




/S/  KING GRIFFIN & ADAMSON P.C.
--------------------------------
KING GRIFFIN & ADAMSON P.C.

Dallas, Texas
February 6, 2002



















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